Exhibit 99.2

DUKE REALTY CORPORATION AND SUBSIDIARIES
Consolidated Balance Sheets
As of December 31, 2014
(unaudited and in thousands, except per share amounts)

	Historical (A)	Suburban Office Disposition (B)		Use of Proceeds (C)		Pro Forma
ASSETS
Real estate investments:
Land and improvements	$1,534,521	$(121,654)	(B1)			$1,412,867
Buildings and tenant improvements	5,696,931	(710,541)	(B1)			4,986,390
Construction in progress	248,993	(2,931)	(B1)			246,062
Investments in and advances to unconsolidated companies	293,650					293,650
Undeveloped land	499,960	(13,783)	(B1)			486,177
	8,274,055	(848,909)		—		7,425,146
Accumulated depreciation	(1,481,125)	246,655	(B1)			(1,234,470)
Net real estate investments	6,792,930	(602,254)		—		6,190,676

Real estate investments and other assets held-for-sale	71,525					71,525

Cash and cash equivalents	17,922	831,173	(B2)	(106,000)	(C1)	743,095
Accounts receivable, net of allowance of $2,742	26,906	(737)	(B1)			26,169
Straight-line rent receivable, net of allowance of $8,405	130,654	(20,997)	(B1)			109,657
Receivables on construction contracts, including retentions	36,304					36,304
Deferred financing costs, net of accumulated amortization of $38,863	38,734					38,734
Deferred leasing and other costs, net of accumulated amortization of $259,883	428,314	(40,678)	(B1)			387,636
Escrow deposits and other assets	211,550	198,222	(B3)			409,772
	$7,754,839	$364,729		$(106,000)		$8,013,568
LIABILITIES AND EQUITY
Indebtedness:
Secured debt	$983,242	$(40,764)	(B4)			$942,478
Unsecured debt	3,364,161					3,364,161
Unsecured line of credit	106,000			(106,000)	(C1)	—
	4,453,403	(40,764)		(106,000)		4,306,639

Liabilities related to real estate investments held-for-sale	1,003					1,003

Construction payables and amounts due subcontractors, including retentions	72,839					72,839
Accrued real estate taxes	78,092	(1,784)	(B1)			76,308
Accrued interest	56,157	(1,047)	(B1)			55,110
Other accrued expenses	64,646	(2,014)	(B1)			62,632
Other liabilities	96,866	(2,060)	(B1)			94,806
Tenant security deposits and prepaid rents	51,953	(7,811)	(B1)			44,142
Total liabilities	4,874,959	(55,480)		(106,000)		4,713,479
Shareholders' equity:
Preferred shares ($.01 par value); 5,000 shares authorized; no shares issued and outstanding	—					—
Common shares ($.01 par value); 600,000 shares authorized; 344,112 shares issued and outstanding	3,441					3,441
Additional paid-in capital	4,944,800					4,944,800
Accumulated other comprehensive income	3,026					3,026
Distributions in excess of net income	(2,090,942)	414,872	(B5)			(1,676,070)
Total shareholders' equity	2,860,325	414,872		—		3,275,197
Noncontrolling interests	19,555	5,337	(B5)			24,892
Total equity	2,879,880	420,209		—		3,300,089
	$7,754,839	$364,729		$(106,000)		$8,013,568

See accompanying Notes to Consolidated Financial Statements.

DUKE REALTY CORPORATION AND SUBSIDIARIES
Consolidated Statements of Operations
For the Year Ended December 31, 2014
(unaudited, in thousands, except per share amounts)

	Historical (a)	Suburban Office Disposition (b)		Pro Forma
Revenues:
Rental and related revenue	$940,204	$(117,909)	(b1)	$822,295
General contractor and service fee revenue	224,500			224,500
	1,164,704	(117,909)		1,046,795
Expenses:
Rental expenses	168,638	(31,042)	(b1)	137,596
Real estate taxes	128,563	(13,551)	(b1)	115,012
General contractor and other services expenses	200,031			200,031
Depreciation and amortization	384,412	(38,137)	(b1)	346,275
	881,644	(82,730)		798,914
Other operating activities:
Equity in earnings of unconsolidated companies	94,317			94,317
Gain on sale of properties	162,715			162,715
Gain on land sales	10,441			10,441
Undeveloped land carrying costs	(6,962)			(6,962)
Impairment charges	(49,106)			(49,106)
Other operating income (expenses)	(229)			(229)
General and administrative expenses	(49,362)	77	(b1)	(49,285)
	161,814	77		161,891
Operating income	444,874	(35,102)		409,772
Other income (expenses):
Interest and other income, net	1,246	3,356	(c)	4,602
Interest expense	(219,613)	4,125	(b2)	(215,488)
Loss on debt extinguishment	(283)			(283)
Acquisition-related activity	(1,099)			(1,099)
Income (loss) from continuing operations before income taxes	225,125	(27,621)		197,504
Income tax benefit	844			844
Income (loss) from continuing operations	225,969	(27,621)		198,348
Dividends on preferred shares	(24,943)			(24,943)
Adjustments for redemption/repurchase of preferred shares	(13,752)			(13,752)
Net (income) loss attributable to noncontrolling interests	(2,867)	351	(b3)	(2,516)
Net income (loss) attributable to common shareholders - continuing operations	$184,407	$(27,270)		$157,137

Basic net income (loss) per common share - continuing operations	$0.54			$0.46	(d)

Diluted net income (loss) per common share - continuing operations	$0.54			$0.46	(d)

Weighted average number of common shares outstanding	335,777			335,777
Weighted average number of common shares and potential dilutive securities	340,446			340,446
See accompanying Notes to Consolidated Financial Statements.

DUKE REALTY CORPORATION AND SUBSIDIARIES
Consolidated Statements of Operations
For the Year Ended December 31, 2013
(unaudited, in thousands, except per share amounts)

	Historical (a)	Suburban Office Disposition (b)		Pro Forma
Revenues:
Rental and related revenue	$873,417	$(111,253)	(b1)	$762,164
General contractor and service fee revenue	206,596			206,596
	1,080,013	(111,253)		968,760
Expenses:
Rental expenses	158,837	(31,444)	(b1)	127,393
Real estate taxes	117,681	(12,881)	(b1)	104,800
General contractor and other services expenses	183,833			183,833
Depreciation and amortization	392,627	(39,171)	(b1)	353,456
	852,978	(83,496)		769,482
Other operating activities:
Equity in earnings of unconsolidated companies	54,116			54,116
Gain on sale of properties	59,179			59,179
Gain on land sales	9,547			9,547
Undeveloped land carrying costs	(8,614)			(8,614)
Impairment charges	(3,777)			(3,777)
Other operating income (expenses)	470			470
General and administrative expenses	(42,673)	79	(b1)	(42,594)
	68,248	79		68,327
Operating income	295,283	(27,678)		267,605
Other income (expenses):
Interest and other income, net	1,887	3,428	(c)	5,315
Interest expense	(228,324)	4,160	(b2)	(224,164)
Loss on debt extinguishment	(9,433)			(9,433)
Acquisition-related activity	(3,093)			(3,093)
Income (loss) from continuing operations before income taxes	56,320	(20,090)		36,230
Income tax benefit	5,080			5,080
Income (loss) from continuing operations	61,400	(20,090)		41,310
Dividends on preferred shares	(31,616)			(31,616)
Adjustments for redemption/repurchase of preferred shares	(5,932)			(5,932)
Net (income) loss attributable to noncontrolling interests	(5,957)	271	(b3)	(5,686)
Net income (loss) attributable to common shareholders - continuing operations	$17,895	$(19,819)		$(1,924)

Basic net income (loss) per common share - continuing operations	$0.06			$0.00	(d)

Diluted net income (loss) per common share - continuing operations	$0.06			$0.00	(d)

Weighted average number of common shares outstanding	322,133			322,133
Weighted average number of common shares and potential dilutive securities	326,712			322,133
See accompanying Notes to Consolidated Financial Statements.

DUKE REALTY CORPORATION AND SUBSIDIARIES
Consolidated Statements of Operations
For the Years Ended December 31, 2012
(unaudited, in thousands, except per share amounts)

	Historical (a)	Suburban Office Disposition (b)		Pro Forma
Revenues:
Rental and related revenue	$770,008	$(108,633)	(b1)	$661,375
General contractor and service fee revenue	275,071			275,071
	1,045,079	(108,633)		936,446
Expenses:
Rental expenses	137,629	(30,051)	(b1)	107,578
Real estate taxes	106,071	(12,985)	(b1)	93,086
General contractor and other services expenses	254,870			254,870
Depreciation and amortization	348,268	(42,618)	(b1)	305,650
	846,838	(85,654)		761,184
Other operating activities:
Equity in earnings of unconsolidated companies	4,674			4,674
Gain on sale of properties	344			344
Gain on land sales	—			—
Undeveloped land carrying costs	(8,829)			(8,829)
Impairment charges	—			—
Other operating income (expenses)	(633)			(633)
General and administrative expenses	(46,424)	51	(b1)	(46,373)
	(50,868)	51		(50,817)
Operating income	147,373	(22,928)		124,445
Other income (expenses):
Interest and other income, net	514	3,539	(c)	4,053
Interest expense	(229,417)	3,764	(b2)	(225,653)
Loss on debt extinguishment	—			—
Acquisition-related activity	(4,192)			(4,192)
Loss from continuing operations before income taxes	(85,722)	(15,625)		(101,347)
Income tax benefit	103			103
Loss from continuing operations	(85,619)	(15,625)		(101,244)
Dividends on preferred shares	(46,438)			(46,438)
Adjustments for redemption/repurchase of preferred shares	(5,730)			(5,730)
Net loss attributable to noncontrolling interests	1,891	277	(b3)	2,168
Net loss attributable to common shareholders - continuing operations	$(135,896)	$(15,348)		$(151,244)

Basic net loss per common share - continuing operations	$(0.52)			$(0.58)	(d)

Diluted net loss per common share - continuing operations	$(0.52)			$(0.58)	(d)

Weighted average number of common shares outstanding	267,900			267,900
Weighted average number of common shares and potential dilutive securities	267,900			267,900
See accompanying Notes to Consolidated Financial Statements.

DUKE REALTY LIMITED PARTNERSHIP AND SUBSIDIARIES
Consolidated Balance Sheets
As of December 31, 2014
(unaudited and in thousands)

	Historical (A)	Suburban Office Disposition (B)		Use of Proceeds (C)		Pro Forma
ASSETS
Real estate investments:
Land and improvements	$1,534,521	$(121,654)	(B1)			$1,412,867
Buildings and tenant improvements	5,696,931	(710,541)	(B1)			4,986,390
Construction in progress	248,993	(2,931)	(B1)			246,062
Investments in and advances to unconsolidated companies	293,650					293,650
Undeveloped land	499,960	(13,783)	(B1)			486,177
	8,274,055	(848,909)		—		7,425,146
Accumulated depreciation	(1,481,125)	246,655	(B1)			(1,234,470)
Net real estate investments	6,792,930	(602,254)		—		6,190,676

Real estate investments and other assets held-for-sale	71,525					71,525

Cash and cash equivalents	17,922	831,173	(B2)	(106,000)	(C1)	743,095
Accounts receivable, net of allowance of $2,742	26,906	(737)	(B1)			26,169
Straight-line rent receivable, net of allowance of $8,405	130,654	(20,997)	(B1)			109,657
Receivables on construction contracts, including retentions	36,304					36,304
Deferred financing costs, net of accumulated amortization of $38,863	38,734					38,734
Deferred leasing and other costs, net of accumulated amortization of $259,883	428,314	(40,678)	(B1)			387,636
Escrow deposits and other assets	211,550	198,222	(B3)			409,772
	$7,754,839	$364,729		$(106,000)		$8,013,568
LIABILITIES AND EQUITY
Indebtedness:
Secured debt	$983,242	$(40,764)	(B4)			$942,478
Unsecured debt	3,364,161					3,364,161
Unsecured line of credit	106,000			(106,000)	(C1)	—
	4,453,403	(40,764)		(106,000)		4,306,639

Liabilities related to real estate investments held-for-sale	1,003					1,003

Construction payables and amounts due subcontractors, including retentions	72,839					72,839
Accrued real estate taxes	78,092	(1,784)	(B1)			76,308
Accrued interest	56,157	(1,047)	(B1)			55,110
Other accrued expenses	64,826	(2,014)	(B1)			62,812
Other liabilities	96,866	(2,060)	(B1)			94,806
Tenant security deposits and prepaid rents	51,953	(7,811)	(B1)			44,142
Total liabilities	4,875,139	(55,480)		(106,000)		4,713,659
Partners’ equity:
General Partner:
Common equity (344,112 General Partner Units issued and outstanding)	2,857,119	414,872	(B5)			3,271,991
Preferred equity (No Preferred Units issued and outstanding)	—					—
	2,857,119	414,872		—		3,271,991
Limited Partners' common equity (3,717 Limited Partner Units issued and outstanding)	17,289	5,337	(B5)			22,626
Accumulated other comprehensive income	3,026					3,026
Total partners' equity	2,877,434	420,209		—		3,297,643
Noncontrolling interests	2,266					2,266
Total equity	2,879,700	420,209		—		3,299,909
	$7,754,839	$364,729		$(106,000)		$8,013,568

See accompanying Notes to Consolidated Financial Statements.

DUKE REALTY LIMITED PARTNERSHIP AND SUBSIDIARIES
Consolidated Statements of Operations
For the Year Ended December 31, 2014
(unaudited, in thousands, except per unit amounts)

	Historical (a)	Suburban Office Disposition (b)		Pro Forma
Revenues:
Rental and related revenue	$940,204	$(117,909)	(b1)	$822,295
General contractor and service fee revenue	224,500			224,500
	1,164,704	(117,909)		1,046,795
Expenses:
Rental expenses	168,638	(31,042)	(b1)	137,596
Real estate taxes	128,563	(13,551)	(b1)	115,012
General contractor and other services expenses	200,031			200,031
Depreciation and amortization	384,412	(38,137)	(b1)	346,275
	881,644	(82,730)		798,914
Other operating activities:
Equity in earnings of unconsolidated companies	94,317			94,317
Gain on sale of properties	162,715			162,715
Gain on land sales	10,441			10,441
Undeveloped land carrying costs	(6,962)			(6,962)
Impairment charges	(49,106)			(49,106)
Other operating income (expenses)	(229)			(229)
General and administrative expenses	(49,362)	77	(b1)	(49,285)
	161,814	77		161,891
Operating income	444,874	(35,102)		409,772
Other income (expenses):
Interest and other income, net	1,246	3,356	(c)	4,602
Interest expense	(219,613)	4,125	(b2)	(215,488)
Loss on debt extinguishment	(283)			(283)
Acquisition-related activity	(1,099)			(1,099)
Income (loss) from continuing operations before income taxes	225,125	(27,621)		197,504
Income tax benefit	844			844
Income (loss) from continuing operations	225,969	(27,621)		198,348
Distributions on Preferred Units	(24,943)			(24,943)
Adjustments for redemption/repurchase of Preferred Units	(13,752)			(13,752)
Net (income) loss attributable to noncontrolling interests	(240)			(240)
Net income (loss) attributable to common unitholders - continuing operations	$187,034	$(27,621)		$159,413

Basic net income (loss) per Common Unit - continuing operations	$0.54			$0.46	(d)

Diluted net income (loss) per Common Unit - continuing operations	$0.54			$0.46	(d)

Weighted average number of Common Units outstanding	340,085			340,085
Weighted average number of Common Units and potential dilutive securities	340,446			340,446

See accompanying Notes to Consolidated Financial Statements.

DUKE REALTY LIMITED PARTNERSHIP AND SUBSIDIARIES
Consolidated Statements of Operations
For the Year Ended December 31, 2013
(unaudited, in thousands, except per unit amounts)

	Historical (a)	Suburban Office Disposition (b)		Pro Forma
Revenues:
Rental and related revenue	$873,417	$(111,253)	(b1)	$762,164
General contractor and service fee revenue	206,596			206,596
	1,080,013	(111,253)		968,760
Expenses:
Rental expenses	158,837	(31,444)	(b1)	127,393
Real estate taxes	117,681	(12,881)	(b1)	104,800
General contractor and other services expenses	183,833			183,833
Depreciation and amortization	392,627	(39,171)	(b1)	353,456
	852,978	(83,496)		769,482
Other operating activities:
Equity in earnings of unconsolidated companies	54,116			54,116
Gain on sale of properties	59,179			59,179
Gain on land sales	9,547			9,547
Undeveloped land carrying costs	(8,614)			(8,614)
Impairment charges	(3,777)			(3,777)
Other operating income (expenses)	470			470
General and administrative expenses	(42,673)	79	(b1)	(42,594)
	68,248	79		68,327
Operating income	295,283	(27,678)		267,605
Other income (expenses):
Interest and other income, net	1,887	3,428	(c)	5,315
Interest expense	(228,324)	4,160	(b2)	(224,164)
Loss on debt extinguishment	(9,433)			(9,433)
Acquisition-related activity	(3,093)			(3,093)
Income (loss) from continuing operations before income taxes	56,320	(20,090)		36,230
Income tax benefit	5,080			5,080
Income (loss) from continuing operations	61,400	(20,090)		41,310
Distributions on Preferred Units	(31,616)			(31,616)
Adjustments for redemption/repurchase of Preferred Units	(5,932)			(5,932)
Net (income) loss attributable to noncontrolling interests	(3,863)			(3,863)
Net income (loss) attributable to common unitholders - continuing operations	$19,989	$(20,090)		$(101)

Basic net income (loss) per Common Unit - continuing operations	$0.06			$0.00	(d)

Diluted net income (loss) per Common Unit - continuing operations	$0.06			$0.00	(d)

Weighted average number of Common Units outstanding	326,525			326,525
Weighted average number of Common Units and potential dilutive securities	326,712			326,525

See accompanying Notes to Consolidated Financial Statements.

DUKE REALTY LIMITED PARTNERSHIP AND SUBSIDIARIES
Consolidated Statements of Operations
For the Year Ended December 31, 2012
(unaudited, in thousands, except per unit amounts)

	Historical (a)	Suburban Office Disposition (b)		Pro Forma
Revenues:
Rental and related revenue	$770,008	$(108,633)	(b1)	$661,375
General contractor and service fee revenue	275,071			275,071
	1,045,079	(108,633)		936,446
Expenses:
Rental expenses	137,629	(30,051)	(b1)	107,578
Real estate taxes	106,071	(12,985)	(b1)	93,086
General contractor and other services expenses	254,870			254,870
Depreciation and amortization	348,268	(42,618)	(b1)	305,650
	846,838	(85,654)		761,184
Other operating activities:
Equity in earnings of unconsolidated companies	4,674			4,674
Gain on sale of properties	344			344
Gain on land sales	—			—
Undeveloped land carrying costs	(8,829)			(8,829)
Impairment charges	—			—
Other operating income (expenses)	(633)			(633)
General and administrative expenses	(46,424)	51	(b1)	(46,373)
	(50,868)	51		(50,817)
Operating income	147,373	(22,928)		124,445
Other income (expenses):
Interest and other income, net	514	3,539	(c)	4,053
Interest expense	(229,417)	3,764	(b2)	(225,653)
Loss on debt extinguishment	—			—
Acquisition-related activity	(4,192)			(4,192)
Income (loss) from continuing operations before income taxes	(85,722)	(15,625)		(101,347)
Income tax benefit	103			103
Loss from continuing operations	(85,619)	(15,625)		(101,244)
Distributions on Preferred Units	(46,438)			(46,438)
Adjustments for redemption/repurchase of Preferred Units	(5,730)			(5,730)
Net loss attributable to noncontrolling interests	(382)			(382)
Net loss attributable to common unitholders - continuing operations	$(138,169)	$(15,625)		$(153,794)

Basic net loss per Common Unit - continuing operations	$(0.52)			$(0.58)	(d)

Diluted net loss per Common Unit - continuing operations	$(0.52)			$(0.58)	(d)

Weighted average number of Common Units outstanding	272,729			272,729
Weighted average number of Common Units and potential dilutive securities	272,729			272,729

See accompanying Notes to Consolidated Financial Statements.

Duke Realty Corporation and Duke Realty Limited Partnership
Notes to Pro Forma Consolidated Financial Statements
(unaudited)

Note 1: Presentation
On April 1, 2015, Duke Realty Limited Partnership (the "Partnership"), of which Duke Realty Corporation (the "General Partner") is the sole general partner, and certain of the Partnership's subsidiaries and affiliates completed the sale of a portfolio of 61 real estate properties, consisting of 6.7 million square feet of primarily suburban office properties, and 57 acres of undeveloped land to SOF-X U.S. Acquisitions, L.L.C., a Delaware limited liability company (the “Buyer”), a joint venture between an affiliate of Starwood Capital Group and affiliates of Vanderbilt Partners and Trinity Capital Advisors (herein after, the collective transaction is referred to as the “Suburban Office Transaction”). As used herein, “we,” “us” and “our” refers collectively to Duke Realty Corporation, Duke Realty Limited Partnership and their subsidiaries and affiliated entities.
One property, which is still under construction, is under agreement with the Buyer to be sold when complete. The closing of that property is expected to occur later in the year and is not included in the Pro Forma Consolidated Financial Statements.
The purchase price for the Suburban Office Transaction totaled $1.09 billion, of which we received net cash proceeds of $831.2 million after considering (1) $200.0 million of seller-financing provided to the Buyer, (2) the prepayment of two mortgage loans, and associated prepayment penalties, totaling $44.6 million, (3) the settlement of certain working capital items and (4) general transaction costs. Outstanding borrowings of $130.0 million on our unsecured line of credit were repaid using a portion of the total proceeds.
In March 2015, the General Partner announced that the Partnership commenced a tender offer (the "Tender Offer") to purchase for a combined aggregate purchase price (exclusive of accrued and unpaid interest) of up to $500.0 million of its 8.25% Senior Notes due 2019, its 5.95% Senior Notes due 2017, its 6.75% Senior Notes due 2020, its 6.50% Senior Notes due 2018 and its 4.375% Senior Notes due 2022. A portion of the proceeds from the Suburban Office Transaction were used to fund this Tender Offer, which resulted in the repurchase of approximately $425.0 million of the aforementioned series of notes for approximately $500.0 million.
The accompanying Pro Forma Consolidated Balance Sheets as of December 31, 2014 present our historical amounts, adjusted for the effects of the Suburban Office Transaction, as if such transaction had occurred on December 31, 2014. The accompanying Pro Forma Consolidated Balance Sheets are unaudited and are not necessarily indicative of what our actual financial position would have been had the Suburban Office Transaction actually occurred on December 31, 2014, nor does it purport to represent our future financial position. The Pro Forma Consolidated Balance Sheets as of December 31, 2014 do not include the use of proceeds for the Tender Offer.
The accompanying Pro Forma Consolidated Statements of Operations for the years ended December 31, 2014, 2013 and 2012 present our historical amounts, adjusted for the effects of the Suburban Office Transaction as if it had occurred at January 1, 2012. The accompanying Pro Forma Consolidated Statements of Operations for the years ended December 31, 2014, 2013 and 2012 are unaudited and are not necessarily indicative of what our actual results of operations would have been had the Suburban Office Transaction actually occurred at January 1, 2012, nor do they purport to represent our future results of operations. The Pro Forma Consolidated Statements of Operations for the years ended December 31, 2014, 2013 and 2012 are not adjusted as if the Tender Offer took place on January 1, 2012.

Note 2: Pro Forma Consolidated Balance Sheet Notes

(A)
Reflects the consolidated balance sheet as of December 31, 2014, as contained in the historical consolidated financial statements and notes thereto presented in our Annual Report on Form 10-K for the year ended December 31, 2014.

(B)	Represents adjustments to reflect the Suburban Office Transaction as follows:

(B1)
Represents the de-recognition of carrying amounts as of December 31, 2014 for the assets, the related accumulated depreciation and working capital assets and liabilities related to the 61 properties and 57 acres of undeveloped land that were subsequently sold in the Suburban Office Transaction.

(B2)
Represents actual net cash received from the Suburban Office Transaction after considering $200.0 million of seller financing, the early repayment of two mortgage loans, including the applicable prepayment penalties, as well as the settlement of net working capital and transaction costs.

(B3)
Includes (i) the de-recognition of $1.8 million of working capital assets related to the 61 properties sold in the Suburban Office Transaction as well as (ii) the recognition of $200.0 million of seller-financing provided to the buyer that bears interest at LIBOR plus 1.50%, is secured by a first mortgage interest in certain of the sold properties and is due December 31, 2016. The seller-financing requires monthly interest-only payments through maturity.

Duke Realty Corporation and Duke Realty Limited Partnership
Notes to Pro Forma Consolidated Financial Statements
(unaudited)

(B4)
Represents the early repayment of two mortgage loans. These mortgage loans bore interest at a weighted average effective rate of 5.7%. The $3.7 million prepayment penalty incurred from the early repayment of these loans is reflected on the Pro Forma Consolidated Balance Sheets as a reduction to cash proceeds.

(B5)
Represents the controlling and non-controlling interests’ share (or general partner and limiter partners' share for the Partnership) of the gain, calculated as the difference between the actual net proceeds and seller financing received on April 1, 2015 from the Suburban Office Transaction and the net carrying amount of the assets and liabilities assumed to be de-recognized at December 31, 2014, to reflect the effects of the sale of properties in the Suburban Office Transaction.

(C)	Represents use of proceeds as follows:

(C1)
Represents the application of a portion of net proceeds to repay the amount outstanding under our unsecured line of credit at December 31, 2014.

The use of proceeds for the Tender Offer is not included in the Pro Forma Consolidated Balance Sheets.

Note 3: Pro Forma Consolidated Statements of Operations Notes

(a)
Reflects the consolidated results of operations for the years ended December 31, 2014, 2013, and 2012, as contained in the historical consolidated financial statements and notes thereto in our Annual Report on Form 10-K for the year ended December 31, 2014.

(b)	Represents adjustments to reflect the Suburban Office Transaction as follows:

(b1)	Reflects the revenues and expenses of the properties sold in connection with the Suburban Office Transaction for the the years ended December 31, 2014, 2013, and 2012.

(b2)
Reflects adjustments to interest expense to reflect the following: (i) $2.3 million of annual interest expense for each of the years ended December 31, 2014, 2013 and 2012, respectively, associated with indebtedness secured by the properties that would not have been incurred had the properties been sold at January 1, 2012 and (ii) $1.8 million, $1.8 million, and $1.3 million for the years ended December 31, 2014, 2013 and 2012, respectively, associated with the interest incurred on our unsecured credit facility that would not have been incurred had we not had any outstanding borrowings during the years ended December 31, 2014, 2003, and 2012. At no time during the years ended December 31, 2014, 2013, and 2012 did the outstanding borrowings on our unsecured credit facility exceed the net proceeds received from the Suburban Office Transaction.

Assuming the Suburban Office Transaction Closed on January 1, 2012, and a portion of the cash proceeds would have been utilized to execute a Tender Offer at that time, our outstanding debt and interest expense would be lower during the years ended December 31, 2014, 2013 and 2012, respectively. However, no assumed interest savings from the Tender Offer are included in the Pro Forma Consolidated Statements of Operations.

(b3)	Reflects adjustments to net (income) loss attributable to noncontrolling interests for the adjustments to net income noted above.

(c)
Assuming the Suburban Office Transaction closed on January 1, 2012, and that the cash proceeds from the disposition would have been utilized such that we had no outstanding borrowings on our unsecured credit facility, we would have carried a daily average of $707.2 million, $713.9 million and $747.6 million of additional cash through the years ended December 31, 2014, 2013 and 2012, respectively. We did not include any estimated earnings from re-investing these cash proceeds in our Pro Forma Consolidated Statements of Operations.

Interest income is included for the years ended December 31, 2014, 2013 and 2012, respectively, related to the $200.0 million of seller-financing as if the Suburban Office Transaction occurred on January 1, 2012.

(d)
Calculation of basic and diluted income (loss) per common share or unit includes an adjustment of $2.6 million, $2.7 million, and $3.1 million for dividends on participating securities for the years ended December 31, 2014, 2013, and 2012, respectively, as reflected in our historical financial statements.

Duke Realty Corporation and Duke Realty Limited Partnership
Notes to Pro Forma Consolidated Financial Statements
(unaudited)

Note 4: Pro Forma Revenues by Operating Segment
The following tables present revenues for each reportable segment for the years ended December 31, 2014, 2013 and 2012, respectively, as if the Suburban Office Transaction closed on January 1, 2012 (in thousands):

	2014	Suburban Office Transaction	Pro Forma
Revenues
Rental Operations:
Industrial	$532,025	$(2,872)	$529,153
Office	246,694	(115,037)	131,657
Medical Office	146,530		146,530
Non-reportable Rental Operations	8,814		8,814
Service Operations	224,500		224,500
Total segment revenues	1,158,563	(117,909)	1,040,654
Other revenue	6,141		6,141
Consolidated revenue from continuing operations	$1,164,704	$(117,909)	$1,046,795

	2013	Suburban Office Transaction	Pro Forma
Revenues
Rental Operations:
Industrial	$481,903	$(2,756)	$479,147
Office	251,269	(108,497)	142,772
Medical Office	127,475		127,475
Non-reportable Rental Operations	7,206		7,206
Service Operations	206,596		206,596
Total segment revenues	1,074,449	(111,253)	963,196
Other revenue	5,564		5,564
Consolidated revenue from continuing operations	$1,080,013	$(111,253)	$968,760

	2012	Suburban Office Transaction	Pro Forma
Revenues
Rental Operations:
Industrial	$429,660	$(2,674)	$426,986
Office	242,719	(105,959)	136,760
Medical Office	82,962		82,962
Non-reportable Rental Operations	7,246		7,246
Service Operations	275,071		275,071
Total segment revenues	1,037,658	(108,633)	929,025
Other revenue	7,421		7,421
Consolidated revenue from continuing operations	$1,045,079	$(108,633)	$936,446